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                                                                 EXHIBIT 10.38

                            REGISTRATION RIGHTS AGREEMENT

       REGISTRATION RIGHTS AGREEMENT, dated as of _______ ___, 1999, between Microsoft Corporation, a Washington corporation ("Holder"), and Ticketmaster Online-CitySearch, Inc., a Delaware corporation (the "Company").

                                       RECITALS

       WHEREAS, the Company, the Holder, Ticketmaster Acquisition, Inc., a Nevada corporation ("Sub") and Sidewalk.com, Inc., a Nevada corporation ("Sidewalk"), have entered into that certain Agreement and Plan of Merger dated as of July 19, 1999 (the "Merger Agreement") providing, among other things, for the merger of Sidewalk with and into Sub;

       WHEREAS, in connection with the transactions contemplated in the Merger Agreement (i) the Company has issued to the Holder 7,000,000 shares of Class B Common Stock, par value $.0001 per share of the Company ("Common Stock") and (ii) the Company has granted to the Holder certain warrants to purchase an aggregate of 4,500,000 shares of Common Stock (the "Warrants"); and

       WHEREAS, it is a condition to the closing of the transactions contemplated by the Merger Agreement that the parties hereto enter into this Agreement.

       NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                                      AGREEMENT

1.     DEFINITIONS.

       The following capitalized terms, as used in this Agreement, have the following meanings:

       "BUSINESS DAY" means any day except a Saturday, Sunday or other day on which commercial banks in Los Angeles, California are authorized by law to close.

       "COMMISSION" means the Securities and Exchange Commission.

       "REGISTRABLE SECURITIES" means shares of Common Stock of the Company issuable to Holder upon (A) the Effective Time, as such term is defined in the Merger Agreement and (B) exercise of the Warrants at any time owned, either of record or beneficially, by Holder unless and until (i) a registration statement covering all such shares has been declared effective by the Commission and the shares have been issued by the Company to Holder upon the Effective Time, as such term is defined in the Merger Agreement or conversion of the Warrants pursuant to the effective registration statement

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or have been sold or transferred by Holder to another person pursuant to the effective registration statement, (ii) such shares are sold pursuant to the provisions of Rule 144 under the Securities Act (or any similar provisions then in force) ("Rule 144"), (iii) such shares are held by a holder who is not an affiliate of the Company within the meaning of Rule 144 (a "Rule 144 Affiliate") and may be sold pursuant to Rule 144(k) under the Securities Act or (iv) all of such shares have been otherwise transferred in a transaction that would constitute a sale under the Securities Act and such shares may be resold without subsequent registration under the Securities Act.

       "S-3 AVAILABILITY DATE" means any date on which Form S-3 (or a similar successor form of registration statement) is available to the Company for the registration of Registrable Securities pursuant to the Securities Act.

       "S-3 EXPIRATION DATE" means the date subsequent to the S-3
Availability Date on which Form S-3 (or a similar successor form of registration statement) is not available to the Company for the registration of Registrable Securities pursuant to the Securities Act.

       "SECURITIES ACT" means the Securities Act of 1933, as amended.

       2.     SHELF REGISTRATION.

       Subject to the provisions of Section 3, the Company shall file with the Commission a registration statement on Form S-3 (the "Shelf") for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act (or any similar rule that may be adopted by the Commission) covering the resale of Registrable Securities, such filing to be made as soon as practicable following the S-3 Availability Date. The Company shall use its reasonable efforts to cause the registration statement filed with the Commission pursuant to this Section 2 to be declared effective by the Commission as soon as practicable following the filing. The registration of the Registrable Shares so effected by the Company pursuant to this Section 2 is referred to herein as a "Shelf Registration." The Company shall use its reasonable efforts to keep the registration statement relating to the Shelf Registration continuously effective (a) until the earlier of (i) the S-3 Expiration Date, (ii) the date on which all of the shares of Common Stock issuable to Holder upon the Effective Time (as such term is defined in the Merger Agreement) and upon Exercise of the Warrants owned, either of record or beneficially, by Holder and registered pursuant to the Shelf Registration are sold (the "Full Sale Date") and (iii) the date on which all of the shares of Common Stock issuable to Holder upon the Effective Time (as such term is defined in the Merger Agreement) and upon Exercise of the Warrants no longer constitute Registrable Securities by reason of clause (iii) or (iv) of the definition of "Registrable Securities" above and (b) during any Reinstatement Period (as defined below).

       3.     REGISTRATION RIGHTS IF FORM S-3 IS NOT AVAILABLE.

       The following provisions shall apply with respect to Registrable Securities during the period, if any, beginning on the S-3 Expiration Date and ending on the Full Sale Date

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(the "Supplemental Rights Period"); PROVIDED, HOWEVER, that the Supplemental
Rights Period shall commence on the six month anniversary of the Closing Date (as such term is defined in the Merger Agreement) in the event that the S-3 Availability Date has not occurred prior to such date; PROVIDED, FURTHER, that the Supplemental Rights Period shall not include (x) any period during which the Shelf Registration is effective and (y) any period following the S-3 Expiration Period and prior to the Full Sale Date if during that period (the "Reinstatement Period") the Company shall again be entitled to use Form S-3 (or a similar successor form of registration statement) for registration of the Registrable Securities. During the Supplemental Rights Period, the Holder shall have the following rights:

       3.1 DEMAND RIGHT. Holder or any permitted assignee of Holder who holds in excess of 1,000,000 Registrable Securities may make a written request to the Company for registration of a minimum of 1,000,000 of the Registrable Shares under the Securities Act and the securities or "blue sky" laws of any jurisdictions designated by the holder of Registrable Securities making such request (the "Demand"). Each Demand shall specify the number of Registrable Shares proposed to be sold and shall also specify the intended method of disposition thereof. Upon receipt of a Demand, the Company shall, as promptly as possible (but in no event later than 14 days prior to the filing of the registration statement relating to such Demand), give written notice of such Demand to all holders of Registrable Securities. Within 14 days after receipt of such notice, each holder of Registrable Securities shall notify the Company of the number of Registrable Shares, if any, that such holder wishes to have included in the Demand Registration. Promptly upon receiving the Demand and in accordance with the procedures set forth in
Section 4 of this Agreement, the Company shall use its reasonable commercial efforts to effect the registration under the Securities Act of all Registrable Shares requested to be registered so as to permit the disposition thereof (in accordance with the methods described in the Demand). The registration of the Registrable Shares so effected by the Company pursuant to this Section is referred to herein as a "Demand Registration." Notwithstanding the foregoing, the Company shall not be required to (i) effect more than two (2) Demand Registrations with respect to the Registrable Shares in the aggregate for Holder and all permitted assignees who are holders of Registrable Securities, (ii) effect any registration in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration unless the Company is already subject to service of process in such jurisdiction or
(iii) effect a Demand Registration pursuant to a request for such received by the Company until ninety (90) days shall have elapsed following the effective date of a registration statement previously filed by the Company pursuant to this Section 3.1. In addition, if (i) counsel to the Company (which counsel shall be experienced in securities law matters and of national reputation) has determined in good faith that the Company then is unable to comply with its disclosure obligations (because it would otherwise need to disclose material information which the Company has a BONA FIDE business purpose for preserving as confidential) or Commission requirements in connection with a registration statement and (ii) the Company shall have provided Holder notice of the determination contemplated by clause (i) above within five (5) Business Days of such determination,

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then the Company shall not be required to file a registration statement pursuant to this Section 3.1 for a period expiring upon the earlier to occur of (x) the date on which such material information is disclosed to the public or ceases to be material or the Company is able to comply with its disclosure obligations and Commission requirements or (y) 60 days after counsel to the Company makes such good faith determination.

              (1) EFFECTIVE REGISTRATION. A Demand Registration shall not be deemed to be effective unless the registration statement relating thereto has been declared effective by the Commission. Additionally, a Demand Registration shall not be deemed to have been effected for the purpose of the limitation on the number of Demand Registrations set forth in Section 3.1 if:

                     (a) the registration statement relating thereto does not remain effective, current and usable by Holder until the earlier of (A) the 90th day following the date on which such registration statement became effective, subject to the last sentence of Section 4.1 herein and (B) the date on which all of the Registrable Shares requested in the Demand to be sold pursuant to such registration statement are sold;

                     (b) after the registration statement relating thereto has become effective, such registration statement is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason prior to the earlier of (A) the 90th day following the date on which such registration statement became effective, subject to the last sentence of Section 4.1 herein and (B) the date on which all of the Registrable Shares requested in the Demand to be sold pursuant to such registration statement are sold;

                     (c) in an underwritten offering, the number of securities to be included in such offering is reduced as required by the managing underwriting thereof pursuant to Section 3.1(b) to a number which is less than all of the Registrable Shares requested in the Demand to be sold pursuant to the registration statement relating thereto; or

                     (c) the conditions to closing specified in any purchase agreement or underwriting agreement entered into in connection with such Demand Registration are not satisfied, unless the failure to satisfy such conditions to closing is due to some act or failure to act of Holder.

              (2)    UNDERWRITTEN OFFERINGS.

                     (a) If in any Demand, Holder proposes to dispose of the Registrable Shares in an underwritten offering, Holder shall notify the Company and the Company and Holder shall agree, with each party acting in good faith, to jointly appoint the investment banking firm to act as the manager that will administer the offering. The Company will enter into an underwriting agreement with the underwriters for such offering (such agreement to be reasonably satisfactory to both the Company and Holder), which agreement will contain such representations and warranties by the Company and

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such other terms as are generally prevailing in agreements of this type, including without limitation, indemnities at least to the effect and to the extent provided in Section 6 hereof. The Company and Holder will cooperate with each other in good faith in the negotiation of the underwriting agreement; PROVIDED, HOWEVER, that nothing contained herein shall diminish the foregoing obligations of the Company. Holder shall not be required to make any representations or warranties or agreements, other than representations regarding Holder, the Registrable Shares and Holder's intended method of distribution.

                     (b) If the managing underwriter of an underwritten offering pursuant to Section 3.1 delivers a written statement to Holder that the total amount of securities requested to be included in such offering is sufficiently large so as materially and adversely to affect the distribution thereof, then the number of securities that may be included in the underwriting shall be reduced as required by the managing underwriter and allocated first, to Holder and second, to the Company with respect to shares being registered by the Company for its own account and/or by other holders of shares in such manner and amounts and by the Company or such other holders, as the Company may determine.

              (3) PRICE DETERMINATION. Holder shall have the sole right to determine the offering price per share and underwriting discounts, if applicable, in connection with any resales of Registrable Securities by it pursuant to Section 3.1, after consultation with the Company and due regard for the Company's views relating thereto. The Company shall have the sole right to determine the offering price per share and underwriting discounts, if applicable, in connection with any sales of shares of Common Stock by the Company for its own account in connection with an offering made pursuant to
Section 3.1.

       3.2 PIGGYBACK RIGHTS. If at any time during the Supplemental Rights Period the Company proposes to register under the Securities Act an offering of Common Stock, then, as promptly as possible (but in no event later than 14 days prior to the filing of the registration statement relating to such offering), the Company shall give to Holder a written notice describing in detail the proposed registration (including the intended method of distribution and the jurisdictions in which registration under the securities or blue sky laws is intended). Within 14 days after receipt of such notice, Holder shall notify the Company of the number of Registrable Shares, if any, that Holder wishes to have included in such registration statement. The Company will use its reasonable commercial efforts to effect the registration under the Securities Act of the number of Registrable Shares that Holder shall have requested, to the extent required to permit the disposition of such Registrable Shares upon the same terms (including the method of distribution), as any other Company equity securities to be included in such offering. The registration of the Registrable Shares so effected by the Company pursuant to this Section 3.2 is referred to herein as a "Piggy-back Registration."

              (1) UNDERWRITTEN OFFERINGS. If the securities proposed to be registered by the Company pursuant to Section 3.2 are to be disposed of in an underwritten public

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offering, the notice of the Company's intention to effect such registration shall designate the proposed managing underwriters of such offering (which shall be one or more underwriting firms of recognized national standing) and shall contain the Company's agreement to use its reasonable commercial efforts to arrange for such underwriters to include in such underwriting any Registrable Shares that Holder requests the Company to register pursuant to
Section 3.2. Notwithstanding the foregoing, if the managing underwriter determines that marketing factors require limitations on the number of shares to be underwritten, the managing underwriter may limit (or exclude entirely) the Registrable Shares to be included in such registration. The Company shall advise Holder and any other holders distributing their securities through such underwriting of any such limitation, and the number of Registrable Shares and other securities that may be included in the registration shall be allocated among Holder and such other holders in proportion as nearly as practicable to the respective amounts of securities proposed to be sold by each such person in the registration; PROVIDED, HOWEVER, that such allocation need not be made proportionately among Holder and such other holders if the offering is made pursuant to a demand registration by a holder or holders other than Holder.

              (2) EXCEPTIONS. Notwithstanding the provisions of Section 3.2, the Company (i) shall not be required to give notice or effect a Piggy-back Registration if the Company's proposed registration is (a) a registration of an employee stock ownership, stock option, stock purchase or other employee incentive plan or arrangement adopted in the ordinary course of business on Form S-8 (or any successor or other appropriate form) or (b) a registration of securities on Form S-4 (or any successor or other appropriate form) proposed to be issued in exchange for securities or assets of, or in connection with a merger or consolidation with, another corporation or (ii) may withdraw, without the consent of Holder, a registration statement that the Company had filed as contemplated by Section 3.2 and abandon the proposed offering in which Holder had requested to participate.

              (3) PRICE DETERMINATION. The Company shall have the sole right to determine the offering price per share and underwriting discounts in connection with any resale by Holder of Registrable Shares pursuant to an underwritten offering in connection with a Piggy-back Registration, after consultation with Holder and due regard for Holder's view relating thereto.

              (4) EFFECT OF PIGGY-BACK REGISTRATION. Subject to compliance with the terms of Section 3.1, no Piggy-back Registration effected by the Company shall relieve the Company from its obligations to effect any Demand Registration or a Shelf Registration.

4.     GENERAL PROVISIONS.

       4.1 REGISTRATION PROCEDURES. If and whenever the Company is required to effect a Demand Registration, a Shelf Registration or a Piggy-back Registration, the Company shall:

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              (1)    (a) in the case of a Demand Registration or a Piggy-back
Registration, promptly (but in no event, with respect to a Demand
Registration only, later than 45 days following the delivery of the Demand) prepare and file with the Commission a registration statement on a form for which the Company then qualifies or which counsel for the Company shall deem appropriate with respect to such Registrable Shares (and which form shall be available for the sale of the Registrable Shares in accordance with the intended methods of distribution thereof); (b) use its reasonable commercial efforts to cause such registration statement to become effective as soon as practicable following the delivery of the Demand or request for Piggy-back Registration, as the case may be, or on the date of filing in the case of a Shelf Registration and (c) furnish to Holder prior to the filing of such registration statement copies of drafts and final conformed versions of such registration statement as is proposed to be filed;

              (2) (a) promptly prepare and file with the Commission such amendments, post-effective amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the rules, regulations or instructions of the registration form utilized by the Company, the Securities Act and the rules and regulations thereunder with respect to the disposition of all Registrable Shares and other securities covered by such registration statement until such time as Holder shall have disposed of all such Registrable Shares in accordance with the intended methods of disposition or, in the case of a Shelf Registration, as provided in Section 2; PROVIDED, HOWEVER, notwithstanding the foregoing of this Section 4.1(2)(a), in all events the Company shall keep the registration statement effective as required by the Securities Act; (b) Company shall promptly furnish to Holder, in the case of a Demand Registration, Piggyback Registration or a Shelf Registration prior to the filing thereof, a copy of any amendment, post-effective amendment or supplement to such registration statement or prospectus; and (c) Company shall not file any such amendment, post-effective amendment or supplement with respect to a Demand Registration or a Shelf Registration to which Holder shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or of the rules and regulations thereunder; and in connection therewith, Holder agrees to respond with any such objection as promptly as practical;

              (3) promptly prior to the filing of any document that is to be incorporated by reference into the registration statement or the prospectus (after initial filing of the registration statement), with respect to a Demand Registration, provide copies of such documents to counsel for Holder;

              (4) immediately notify Holder and confirm such notice in writing (a) when or if the prospectus or any prospectus supplement or post-effective amendment has been filed, and with respect to the registration statement or any post-effective amendment, when the same has become effective, (b) of any request by the Commission for amendments or supplements to the registration statement or the prospectus or for additional information, (c) of the issuance by the Commission of any stop order

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suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose, (d) of the receipt by the Company of any notification with respect to the suspension of the qualification of Registrable Shares for sale in any jurisdiction or the initiation or threat of any proceeding for such purpose, (e) of the existence of any fact that makes any statement made in the registration statement, the prospectus or any document incorporated therein by reference untrue or that requires the making of any changes in the registration statement, the prospectus or any document incorporated therein by reference to make the statements therein not misleading and (f) of the occurrence or existence of any pending material corporate development that, in the reasonable discretion of the Company, makes it appropriate to suspend the availability of the registration statement; PROVIDED that, for not more than 75 days, the Company may delay the disclosure of material nonpublic information concerning the Company (as well as prospectus or registration statement updating) the disclosure of which at the time is not, in the good faith opinion of the Company, in the best interests of the Company (an "Allowed Delay"); PROVIDED FURTHER that the Company shall promptly (i) notify Holder in writing of the existence of (but in no event shall the Company disclose to Holder any of the facts or circumstances regarding) material nonpublic information giving rise to an Allowed Delay and (ii) advise Holder in writing to cease all sales under the registration statement until the end of the Allowed Delay. Holder agrees it shall cease all sales under the registration statement following receipt of the notification set forth in (i) above until the end of the Allowed Delay. Upon expiration of the Allowed Delay, the Company shall again be bound by the provisions of Section 4.1(5) with respect to the information giving rise thereto with such actions contemplated by Section 4.1(5) being taken in connection therewith on or prior to the expiration of the Allowed Delay;

              (5) if any fact contemplated by clause (4)(e) above shall exist, promptly (a) prepare and file a supplement or post-effective amendment to the registration statement or the related prospectus or any document incorporated therein by reference or (b) file any required document so that, as thereafter delivered to the purchasers of Registrable Shares, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

              (6) if requested by the underwriter or underwriters or Holder in connection with an underwritten offering of Registrable Shares, immediately incorporate in a prospectus supplement or post-effective amendment such information as the underwriters and Holder agree should be included therein relating to the plan of distribution with respect to such Registrable Shares, including, without limitation, information with respect to the principal amount of Registrable Shares being sold to such underwriters, the purchase price being paid therefor by such underwriters and with respect to any other terms of such underwritten offering of Registrable Shares, and the Company shall make all required filings of the prospectus supplement or post-effective amendment promptly upon being notified of the matters to be incorporate in such prospectus supplement or post-effective amendment;

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              (7)    use its reasonable commercial efforts to obtain the
withdrawal of any order suspending the effectiveness of the registration statement at the earliest possible moment;

              (8) in connection with any underwritten offering, participate in a reasonable manner in any "roadshow" marketing efforts reasonably requested by the underwriters; and

              (9) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission and make available to its securities holders, as soon as reasonably practicable, an earnings statement that satisfies the provisions of Section 11(a) of the Securities Act and covers the period beginning with the first month of the first fiscal quarter after the effective date of the registration statement and ending between twelve months and eighteen months thereafter.

In determining the 90 day period for purposes of clauses (1)(a) and (1)(b) of
Section 3.1, any day for which a stop order is in effect or has been initiated as contemplated by clause (4)(c) above, any day on which any fact contemplated by clause 4(d) or 4(e) above exists or any Allowed Delay pursuant to clause 4(f) above shall not be counted, and the period shall correspondingly be extended by the number of such uncounted days.

       4.2 BLUE SKY QUALIFICATION. The Company shall use its reasonable commercial efforts to cause the Registrable Shares that are the subject of a Demand Registration, a Shelf Registration or a Piggy-back Registration to be qualified for sale under the securities or blue sky laws of such jurisdictions as Holder may reasonably request and shall cause such registration or qualification to remain in effect in such jurisdictions until such time as Holder shall have disposed of all of the Registrable Shares in accordance with the intended methods of disposition or, in the case of a Shelf Registration, as provided in Section 2. The Company shall do any and all other acts and things that may be necessary or advisable to enable Holder to consummate the disposition of Registrable Shares in such jurisdictions. Notwithstanding the foregoing, the Company shall not be required to effect any registration in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration unless the Company is already subject to service of process in such jurisdiction.

       4.3 COPIES PROVIDED. The Company shall furnish to Holder the number of copies of the applicable registration statement and of each amendment and supplement thereto (in each case, including all exhibits), the number of copies of the prospectus contained in such registration statement (including each preliminary prospectus) in conformity with the requirements of the Securities Act, such documents, if any, incorporated by reference in such registration statement or prospectus and any other documents that Holder may reasonably request to facilitate the disposition of the Registrable Shares.

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       4.4    REQUESTED INFORMATION.  The registration rights granted to
Holder by this Agreement are subject to the condition that Holder shall provide the Company with information about the Registrable Shares to be sold including the plans for the proposed disposition thereof, and other information that is necessary, in the reasonable opinion of counsel for the Company, to enable the Company to include in a registration statement all material facts required to be disclosed with respect to the offering.

       4.5 OTHER GENERAL OBLIGATIONS OF THE COMPANY. With respect to any registration statement pursuant to Section 2, 3.1 or 3.2 herein, the Company shall:

              (1) make such representations and warranties to the underwriters, if any, and agree to such indemnification and contribution agreements, in form, substance and scope as are customarily made by issuers to underwriters in comparable underwritten offerings;

              (2) furnish Holder with (a) an opinion (and updates thereof) of the Company's counsel (which shall be a law firm of national reputation) to the effect that the registration statement complies as to form with the Securities Act and any other securities or blue sky laws that Holder requests pursuant to Section 4.2 hereof and that such counsel has no knowledge or reason to know of any material misstatement or omission in the registration statement and (b) a "comfort" letter (and updates thereof) signed by the independent public accountants (which shall be an accounting firm of national reputation) that have certified the Company's financial statements included or incorporated by reference in such registration statement covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and with respect to events subsequent to the date of such financial statements, as are customarily covered in accountants' letters delivered to underwriters in underwritten public offerings of securities;

              (3) if requested, provide the indemnification in accordance with the provisions and procedures of Section 6 hereof to all parties to be indemnified pursuant to such Section;

              (4) deliver such documents and certificates as may be reasonably requested by Holder and the underwriters, if any to evidence compliance with Section 4.1(4) hereof and with any customary conditions contained in any underwriting agreement or other agreement entered into by the Company; and

              (5) make available for inspection by Holder, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by Holder or underwriter, all financial and other records and other information, pertinent corporate documents and properties of the Company and its subsidiaries and affiliates, as shall be reasonably necessary to enable them to exercise their due diligence responsibility.

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       4.6    PARTICIPATION IN UNDERWRITTEN REGISTRATION.  Subject to the
provisions of Section 3.2, Holder may not participate in any underwritten registration under Section 3.2 of this Agreement unless Holder (i) agrees to sell its Registrable Shares on the basis provided in any underwriting arrangements entered into by the Company and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

       4.7 LISTING. The Company shall cause all Registrable Shares covered by any registration statement to be listed on each securities exchange or inter-dealer quotation system on which similar securities issued by the Company are listed.

       4.8 HOLDBACK. In connection with any underwritten registered offering pursuant to Section 3.1 or 3.2, the Company agrees to enter into an agreement with the underwriters of such offering not to effect any public sale or distribution of its equity securities during the period commencing seven days prior to and continuing until 60 days after the registration statement for such offering has become effective, except as part of such underwritten registered offering, which agreement shall be subject to waiver by the underwriters of such offering in their sole discretion; PROVIDED that the foregoing shall not apply to registrations on Form S-8, Form S-4 or any successor or other appropriate forms.

       4.9 REORGANIZATION, RECLASSIFICATION, CONSOLIDATION, MERGER OR SALE. If any capital reorganization or reclassification of the capital stock of the Company, or any consolidation or merger of the Company with another entity, or the sale of all or substantially all of the Company's assets to another person or entity (collectively referred to as a "Transaction") shall be effected in such a way that holders of Common Stock shall be entitled to receive stock or other securities ("New Securities") with respect to or in exchange for Common Stock, then reasonable, lawful and adequate provisions shall be made whereby the Holder shall be provided with rights with respect to such New Securities that are substantially similar to the rights to Demand Registration, Shelf Registration and Piggyback Registration, upon the basis and upon the terms and conditions specified in this Agreement, and in any such case appropriate provision shall be made with respect to the rights and interest of the Holder to the end that the provisions hereof shall thereafter be applicable, as nearly as may be practicable, in relation to any New Securities thereafter deliverable in such Transaction; PROVIDED, HOWEVER, that to the extent that the granting of rights to Holder pursuant to this
Section 4.9 would be inconsistent with contractual obligations of the issuer of the New Securities, Holder will be granted such rights to the extent practicable and not inconsistent with such contractual obligations.

5.     REGISTRATION EXPENSES.

       The Company shall pay all expenses arising from or incident to the performance of, or compliance with, the Shelf Registration and any Piggyback Registration or Demand Registration, including without limitation: (i) all registration, filing, listing and stock exchange fees; (ii) all fees and expenses incurred in complying with securities or blue sky laws; (iii) all printing, messenger and delivery expenses; (iv) all fees and disbursements of counsel and accountants for the Company, including the expenses of any "comfort" letters; (v) all expenses incurred in connection with making "roadshow" presentations and holding meetings with potential investors to facilitate the distribution and sale of Registrable Securities in an underwritten offering pursuant to Section 3 above; and (vi) all of the internal expenses incurred by the Company, including, without limitation, salaries and expenses of officers and employees performing legal and accounting duties, expenses of conducting the annual audit of the Company's financial statements by its independent accountants, costs in obtaining liability insurance on behalf of the Company, its officers and directors, and the reasonable fees and expenses of any special experts retained in connection with any registration statement pursuant to the terms of this Agreement, regardless of whether such registration statement is declared effective. . In all cases, Holder will be responsible for underwriters discounts, selling commissions and fees and disbursements of counsel for Holder with respect to the Registrable Shares being sold by it.

6.     INDEMNIFICATION AND CONTRIBUTION.

       6.1 INDEMNIFICATION BY THE COMPANY. In connection with each Demand Registration, Shelf Registration or Piggy-back Registration effected by the Company hereby, the Company will indemnify and hold harmless Holder, its officers and directors, each underwriter of the securities registered, and each person who controls, within the meaning of Section 15 of the Securities Act, Holder or any underwriter against any and all losses, claims, damages, liabilities or expenses to which they or any of them may become subject under the Securities Act or any other statute or common law, including any amount paid in settlement of any commenced or threatened litigation after giving notice of and opportunity to defend such commenced or threatened litigation to the indemnifying party (collectively, the "Damages"), insofar as any such Damages arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus (and anything incorporated therein by reference)(as amended or supplemented) or any preliminary prospectus or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made. The Company shall not be bound by the indemnification provision of the preceding sentence with respect to Holder or any underwriter if such Damages arise solely out of or are based upon any untrue statement or alleged untrue statement, or any omission or alleged omission that was made in reliance upon and in conformity with information furnished in writing to the Company by Holder or such underwriter, as the case may be, for use in connection with the preparation of the registration statement, any preliminary prospectus, any prospectus contained in the registration statement, or any such amendment thereof or supplement thereto. In addition, the indemnification provided in this
Section 6.1 shall not inure to the benefit of any underwriter from whom the person asserting any such Damages purchased the securities that are the subject hereof (or to the benefit of any person controlling such underwriter), if the underwriter failed to send or give a copy of the final prospectus or any such amendment thereof or supplement thereto, whichever is most recent, to such person at or prior to the written confirmation of the sale of the securities to such person if there would have been no liability if the final prospectus had been delivered.

       6.2 INDEMNIFICATION BY HOLDER. In connection with each Demand Registration, Shelf Registration or Piggy-back Registration effected by the Company hereby, Holder agrees to indemnify and hold harmless the Company, each person, if any, who controls, within the meaning of Section 15 of the Securities Act, the Company, its directors and its officers against all Damages based upon or arising out of any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus (as amended or supplemented) or any preliminary prospectus or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, only if such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by Holder for use in connection with the registration statement or any post-effective amendment thereof or any preliminary prospectus or prospectus contained in such registration statement or any such amendment thereof or supplement thereto.

       6.3 NOTICE OF CLAIM TRIGGERING AN INDEMNITY; WAIVER. Promptly after the receipt of notice of the commencement of any action, proceeding, claim or investigation or other similar event against any party entitled to indemnity under Section 6.1 or 6.2 (an "Indemnified Party") in respect of which indemnity may be sought from any other party (an "Indemnifying Party") on account of an indemnity agreement contained in Section 6.1 or 6.2 (an action triggering the liability under Section 6.1 or 6.2, an "Action"), the Indemnified Party will notify the Indemnifying Party in writing of the commencement thereof. The failure of any Indemnified Party to notify an Indemnifying Party of any Action shall not relieve the Indemnifying Party from any liability in respect of such Action, unless and to the extent the failure to provide prompt notice prejudices the Indemnifying Party in its ability to defend against or settle such Action. In addition, any failure to give such notice shall not relieve the Indemnifying Party from any other liability that it may have to the Indemnified Party. If any Action is brought against any Indemnified Party and the Indemnified Party notifies an Indemnifying Party of the commencement thereof, the Indemnifying Party will be entitled to participate therein and to assume the defense of the Action (the "Assumed Action") with counsel satisfactory to the Indemnified Party, provided that the Indemnifying Party promptly notifies in writing the Indemnified Party of its election to assume the defense of the Action and acknowledges in writing that the claim in question is one for which the Indemnifying Party is obligated to indemnify the Indemnified Party. Upon receipt by the Indemnified Party of this written notice and acknowledgment, the Indemnifying Party will not be liable to the Indemnified Party for any legal or other expenses that the Indemnified Party subsequently incurs in connection with the Assumed Action, other than reasonable costs of investigation; however, if the Indemnified Party has a reasonable basis to believe and does in fact believe that its interests in such Assumed Action conflict with those of the

Indemnifying Party, then the Indemnified Party may so notify the Indemnifying Party and the Indemnifying Party will remain liable to the Indemnified Party for all legal or other expenses that the Indemnified Party incurs in connection with the Assumed Action. The Indemnifying Party may not compromise or settle any Assumed Action without the prior written consent ofthe Indemnified Party, unless such settlement or compromise releases and forever holds harmless the Indemnified Party from all Damages and any culpability in connection with or arising out of the Assumed Action. The Indemnified Party may not compromise or settle any Action without the prior written consent of the Indemnifying Party, which may not unreasonably withhold its consent.

       6.4 CONTRIBUTION. To provide for contribution in circumstances in which the indemnification provided for in Section 6.1 or 6.2 is for any reason held to be unavailable from the Indemnifying Party, after deducting any contribution received by either the Company or Holder, including from persons who control, within the meaning of Section 15 of the Securities Act, either the Company or Holder, officers of the Company who signed the registration statement, and directors of either of them who may also be liable for contribution, the Company and Holder shall each contribute to the aggregate Damages of the nature contemplated by the indemnification provisions set forth in Sections 6.1 and 6.2 herein (including any investigation, legal, and other expenses incurred in connection with and any amount paid in settlement of any action, suit, proceeding or asserted claims) to which either the Company or Holder may be subject. The Company and Holder each shall contribute an amount that shall reflect the relative fault of the parties in connection with the statement or omission that resulted in such Damages. The relative fault of a party shall be determined by reference to whether any matter in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such party. The amount paid or payable by a party as a result of the Damages referred to above shall be deemed to include, subject to the limitations set forth in Section 6.3 hereof, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

       The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6.4 were determined by pro rata allocation or by any other method of allocation that does not take into account the considerations referred to in the immediately preceding paragraph. Notwithstanding the foregoing provisions of this Section 6.4, in accordance with Section 11(f) of the Securities Act, no person guilty of fraudulent misrepresentation shall be entitled to obtain contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 6.4, each person, if any, who controls, within the meaning of Section 15 of the Securities Act, the Company or Holder, each officer of the Company who shall have signed the registration statement, and each director of the Company or Holder shall have the same rights to contribution as the Company or Holder, subject in each case to the provisions of the preceding sentence.

7.     FILING REQUIREMENTS; COOPERATION.

              The Company covenants that it will file any reports required to be filed by it under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations adopted by the Commission thereunder and that it shall take such further action as Holder may reasonably request, to the extent required from time to time to enable Holder to sell Registrable Shares without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such rule may be amended from time to time, (ii) Rule 144A under the Securities Act, as such rule may be amended, from time to time or
(iii) any similar rule or regulation hereafter adopted by the Commission. Upon Holder's request, the Company shall deliver to Holder a written statement as to whether it has complied with such requirements.

8.     MISCELLANEOUS.

       8.1 SPECIFIC PERFORMANCE. The parties hereto agree that if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, irreparable damage would occur, no adequate remedy at law would exist and damages would be difficult to determine, and that the parties shall be entitled to specific performance of the terms hereof and immediate injunctive relief, without the necessity of proving the inadequacy of money damages as a remedy, in addition to any other remedy at law or equity.

       8.2 AMENDMENTS AND WAIVERS. Any waiver of any right or default hereunder will be effective only in the instance given and will not operate as or imply a waiver of any other or similar right or default on any subsequent occasion. No waiver, modification or amendment of this Agreement or of any provision hereof will be effective unless in writing and signed by the party against whom such waiver, modification or amendment is sought to be enforced.

       8.3 NOTICES. Any notice required or permitted by this Agreement must be in writing and must be sent by facsimile, by nationally recognized commercial overnight courier, or mailed by United States registered or certified mail, addressed to the other party at the address below or to such other address for notice (or facsimile number, in the case of a notice by facsimile) as a party gives the other party written notice of in accordance with this Section 8.3. Any such notice will be effective as of the date of receipt:

       Mailed notices should be addressed as follows:

              (i)    If to Holder, to:

                     Microsoft Corporation
                     One Microsoft Way
                     Redmond, WA  98052-6399
                     Attn: Keith R. Dolliver
                     Telecopier No:  (425) 829-1327

              with a copy to:

                     Preston Gates & Ellis LLP
                     701 Fifth Avenue, Suite 5000
                     Seattle, WA  98104-7078
                     Attn: Richard B. Dodd
                     Telecopier No:  (206) 623-7022

              (ii)   If to the Company, to:

                     Ticketmaster Online-CitySearch, Inc.
                     790 E. Colorado Blvd., Suite 200
                     Pasadena, CA  91101
                     Attn:  Bradley K. Serwin
                     Telecopier No.:  (626) 405-9929

              with a copy to:

                     Gibson, Dunn & Crutcher LLP
                     333 South Grand Avenue
                     Los Angeles, CA 90071
                     Attention:  Kenneth M. Doran, Esq.
                     Telecopier No.:  (213) 229-7520

       8.4 SUCCESSORS AND ASSIGNS. The registration rights granted to Holder under this Agreement shall be non-transferable; provided that such registration rights may be assigned to any person to whom at least 1,000,000 Registrable Securities (or the right to acquire 1,000,000 Registrable Securities) shall have been transferred; PROVIDED, FURTHER, that this Agreement may be assigned to the purchaser of all or substantially all of the assets of Holder. The rights and obligations created by this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties and to transferees of Registrable Securities (or the right to acquire Registrable Securities) as provided in the immediately preceding sentence.

       8.5 COUNTERPARTS. This Agreement may be signed in counterparts and all signed copies of this Agreement will together constitute one original of this Agreement.

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

       8.6 HEADINGS. The descriptive headings herein are inserted for convenience of reference only and shall in no way be construed to define, limit, describe, explain, modify, amplify, or add to the interpretation, construction or meaning of any provision of, or scope or intent of, this Agreement nor in any way affect this Agreement.

       8.7 GOVERNING LAW; JURISDICTION. This Agreement shall be governed by, enforced under and construed in accordance with the laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule thereof. Each of the parties hereto hereby irrevocably and unconditionally consents to submit to the non-exclusive jurisdiction of the courts of the State of Oregon and of the United States of America in each case located in the County of Multnomah for any litigation arising out of or relating to this Agreement and the transactions contemplated hereby (and agrees not to commence any litigation relating thereto except in such courts), and further agrees that service of any process, summons, notice or document by U.S. registered mail to its respective address set forth in
Section 8.3 (or to such other address for notice that such party has given the other party written notice of in accordance with Section 8.3) shall be effective service of process for any litigation brought against it in any such court. Each of the parties hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any litigation arising out of this Agreement or the transactions contemplated hereby in the courts of the State of Oregon or of the United States of America in each case located in the County of Multnomah and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such litigation brought in any such court has been brought in an inconvenient forum.

       8.8 SEVERABILITY. Any provision of this Agreement that is held by a court of competent jurisdiction to violate applicable law shall be limited or nullified only to the extent necessary to bring the Agreement within the requirements of such law.

       8.9 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement of the parties relating to the subject matter hereof and supersedes other prior agreements and understandings between the parties both oral and written regarding such subject matter.

       8.10 INTERPRETATION. References herein to a specified number of Registrable Shares are subject to equitable adjustment for shares of Common Stock issued as a dividend or distribution on account of Registrable Shares and for any combination or subdivision of outstanding Registrable Shares into a less or greater number of securities (by reclassification, stock split or otherwise). In the event that shares of Common Stock deemed to be Registrable Shares are exchanged for any other securities issued by the Company, such other securities shall constitute Registrable Shares and the provisions of this Agreement shall be interpreted and construed in order to provide registration rights with respect to such other securities constituting Registrable Shares that are substantially identical to the registration rights granted hereunder with respect to the exchanged shares of Common Stock. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

[SIGNATURE PAGE FOLLOWS]

       IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

                                          MICROSOFT CORPORATION

                                          By:     ________________________
                                          Name:   ________________________
                                          Title:  ________________________


                                          TICKETMASTER ONLINE-CITYSEARCH, INC.

                                          By:     ________________________
                                          Name:   ________________________
                                          Title:  ________________________


                                      19